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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) April 14, 1999


                        RICHMOND COUNTY FINANCIAL CORP.
                        -------------------------------
              (Exact name of registrant as specified in its charter)


      Delaware                           0-23271                 06-1498455
      --------                           -------                 ----------
(State or other Jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)


1214 Castleton Avenue, Staten Island, New York                     10310
----------------------------------------------                     -----
(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (718) 448-2800
                                                               --------------


                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)





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ITEMS 1, 2, 3, 4, 6, 7, 8 AND 9.        NOT APPLICABLE.

ITEM 5.  OTHER EVENTS.
         ------------

      On April 14, 1999, Richmond County issued a press release which reported the pending introduction of Internet banking service through RCBK Online. The press release announcing the new service is attached as Exhibit 99.1.

      Exhibit No.                             Description
      ----------                              -----------

         99.1                   Press release issued on April 14, 1999.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       RICHMOND COUNTY FINANCIAL CORP



Dated:  April 15, 1999                By:  /s/ Michael F. Manzulli
                                           -----------------------
                                           Michael F. Manzulli
                                           Chairman and Chief Executive Officer





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